                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ______________


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          May 26, 1997
                                                 -------------------------------


                          Central Garden & Pet Company
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-20242                  68-0275553
--------------------------------    ----------------    ------------------------
  (State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                Number)               Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                       94549
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code         (510) 283-4573
                                                   -----------------------------


                                  Inapplicable
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         (Former name or former address, if changed since last report)


Exhibit Index located on page 3
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          The purpose of this Form 8-K/A is to amend the Form 8-K, which was filed on May 30, 1997, to provide the required financial statements.

Item 7.   Financial Statement and Exhibits
          --------------------------------

          (a)(1) Financial Statements of the Sandoz Flea and Tick Protection Business are attached as Exhibit 1.3 hereto.

          (a)(2) Independent Auditors' Report is included in Exhibit 1.3 hereto.

          (b)(1) Pro Forma Financial Information is attached as Exhibit 1.4 hereto.

          (c)       See attached Exhibit Index.

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                                 EXHIBIT INDEX



Number         Exhibit
------         -------

1.1            Press Release dated May 26, 1997./*/

1.2 Amended and Restated Asset Purchase Agreement, dated as of February 3, 1997, as amended by Amendment No. 1 thereto, dated as of April 22, 1997, and Amendment No. 2 thereto, dated as of May 23, 1997./*/

1.3 Financial Statements of the Sandoz Flea and Tick Protection Business (including Independent Auditors' Report).

1.4            Pro Forma Financial Information.

1.5            Independent Auditors' Consent.

-----------------------

/*/   Incorporated by reference to Exhibits 1.1 and 1.2, respectively, of the
Company's Form 8-K Current Report filed on May 30, 1997.

                                       3
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By /s/ Robert B. Jones
                                ------------------------------------
                                 Robert B. Jones, Vice President
                                 and Chief Financial Officer

Dated:  July 14, 1997

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